UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  October 26, 2010

Strayer Education, Inc.
(Exact name of registrant as specified in its charter)

MARYLAND (State or other jurisdiction of incorporation or organization)	0-21039 (Commission File Number)	52-1975978 (IRS Employer Identification Number)

1100 Wilson Blvd., Suite 2500		22209
Arlington, VA		(Zip Code)
(Address of principal executive offices)
(703) 247-2500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.03                      Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 26, 2010, the Board of Directors (the “Board”) of Strayer Education, Inc. (the “Corporation”) adopted Amended and Restated Bylaws (the “Bylaws”) which includes, among other things, the following changes:

1.
Article II, Section 3: Special Meetings.  Sets forth procedures by which stockholders may call a special meeting of stockholders and specifies the information that the stockholders must provide to the Corporation when calling a special meeting.

2.
Article II, Section 4: Conduct of Meetings.  Sets forth that the Chairman of the Board will conduct stockholders’ meetings and may prescribe such rules, regulations and procedures and take such actions in his or her discretion.

3.
Article II, Section 12: Advance Notice of Stockholder Nominees for Directors and Other Stockholder Proposals.  Sets forth procedures by which stockholders must provide advance notice to the Corporation of stockholder nominees for directors and other stockholder proposals at stockholder meetings.

4.	Article II, Section 13: Telephone Meetings. A provision was added that allows the Board to permit stockholders to participate in meetings by telephone.

5.	Article II, Section 14: Inspectors. Provides that the Board or the chair of the stockholders’ meeting may appoint inspectors of election to act at stockholders’ meetings.

6.
Article IV: Committees.  Sets forth the Corporation’s specific Board committees, provides that a committee may consist of  one or more Board members, and provides that the Board may delegate its powers to any committee, except as prohibited by law.

7.
Article IV, Section 10: Emergency.  Permits the Board to appoint a minimum of two Board members to conduct and management the affairs and business of the Corporation in the event of a state of disaster.

8.	Article V, Section 3: Chief Executive Officer. Adds the Chief Executive Officer position to the list of positions enumerated in the Bylaws.

9.	Article V, Section 10: Officers. Provides that the Board may create officer positions that are not enumerated in the Bylaws.

10.	Article VII, Section 1: Stock Certificates. Specifies that the Board may provide for uncertificated shares.

11.	Article VII, Section 5: Dividends. Provides that the Corporation may declare dividends subject to applicable provisions of law and the Corporation’s Articles of Incorporation.

12.	Article VII, Section 7: Certification of Beneficial Owners. Sets forth a procedure by which a stockholder may certify beneficial ownership in the Corporation’s stock.

13.	Article VIII, Section 4: Amendment of Bylaws. Revises the procedure to amend the Bylaws to provide that the Bylaws may be amended only by the affirmative vote of a majority of the Board.

The foregoing description is only a summary of the amendments to the Bylaws and is qualified in its entirety by reference to the Amended and Restated Bylaws attached hereto as Exhibit 3.1, which is incorporated herein by reference.

Item 9.01.              Financial Statements and Exhibits.
(a)  Not applicable.

(b)  Not applicable.

(c)  Not applicable.

(d)  Exhibits.

The exhibits required by this item are set forth on the Exhibit Index attached hereto.

Exhibit Number	Description

3.1	Amended and Restated Bylaws

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAYER EDUCATION, INC.

Date: November 4, 2010	By:	/s/ Mark C. Brown
Mark C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Bylaws